Exhibit 99.1

SUMMARY OF DON BOYD ENGAGEMENT

Start date December 1, 2018.

Principal Financial Officer from December 11, 2018.

Term: At will.

Status: Independent contractor. No benefits.

Payment terms: $19,000 per month in advance. Bonus of $20,000. if engaged through filing of FY 2018 Form 10-K. Bonus of $30,000 if engaged through transformational event.